UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2020

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On September 11, 2020, Lineage Cell Therapeutics, Inc. (“Lineage”) entered into a Lease Termination Agreement (the “Termination Agreement”) with G&I IX Marina Village Research Park LP, a Delaware limited partnership, as successor to BSREP Marina Village Owner LLC, to terminate Lineage’s leases of office and laboratory space located in two buildings in Alameda, California comprised of 22,303 square feet (“1010 Atlantic Premises”) and 8,492 square feet (“1020 Atlantic Premises”). The Lease Termination Agreement is effective with respect to the 1020 Atlantic Premises as of August 31, 2020 and with respect to the 1010 Atlantic Premises as of September 30, 2020. As previously disclosed, the leased space was previously shared with former affiliated companies that have relocated, and Lineage no longer requires this much space. Lineage will continue to occupy approximately 2,432 square feet of the 1010 Atlantic Premises under a new sublease agreement.

In consideration for the termination of the leases, Lineage agreed to pay a termination fee of $130,000 as follows: approximately $42,000 upon execution of the Termination Agreement and approximately $88,000 on or before September 30, 2020. Lineage also agreed to pay amounts due under the terms of the leases through the applicable termination dates, except that no rent is due with respect to the 1020 Atlantic Premises after July 31, 2020. Under a separate agreement, Lineage agreed to pay a termination fee of $30,000 to its current subtenant in the 1010 Atlantic Premises.

Based on the smaller footprint, and after taking into consideration the fees disclosed above, Lineage has reduced its contractual obligations by approximately $780,000 over the remaining life of the original leases through January 31, 2023.

The foregoing description of the terms of the Termination Agreement is qualified in its entirety by the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lease Termination Agreement dated September 11, 2020
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: September 14, 2020	By:	/s/ Brandi L. Roberts
	Name:	Brandi L. Roberts
	Title:	Chief Financial Officer